EXHIBIT  10.3


                                ESCROW AGREEMENT
                                ----------------

     This ESCROW AGREEMENT (this "AGREEMENT") made as of August __, 2004 by and among China World Trade Corporation (the "ISSUER"), and Duncan Capital (the "PLACEMENT AGENT"), whose addresses and other information appear on the Information Sheet (as defined herein) attached to this Agreement, and Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004 (the "ESCROW AGENT").

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Issuer proposes to sell up to $3,000,000 (the "OFFERING AMOUNT") of the Issuer's Common Stock and warrants to purchase common stock of the Issuer (the "SECURITIES") to investors (the subscribers of the Securities pursuant to this offering are hereinafter referred to as "INVESTORS"), in a private offering to accredited investors on a "best efforts, basis through the Placement Agent (the "OFFERING");

     WHEREAS, the Issuer and the Placement Agent propose to establish an escrow account (the "ESCROW ACCOUNT"), to which subscription monies which are received by the Escrow Agent from the Placement Agent in connection with such private offering are to be credited, and the Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions hereinafter set forth; And

     WHEREAS, the Escrow Agent has agreed to establish a special bank account at J.P. Morgan Chase Bank (the "BANK") into which the subscription monies, which are received by the Escrow Agent from the Placement Agent and credited to the Escrow Account, are to be deposited.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

     Information  Sheet.  Each  capitalized  term  not otherwise defined in this
     ------------------
Agreement shall have the meaning set forth for such term on the information sheet which is attached to this Agreement as Exhibit A and is incorporated by
                                                ---------
reference  herein  and  made  a  part  hereof  (the  "INFORMATION  SHEET").

     Establishment  of  the  Bank  Account.
     -------------------------------------

     The Escrow Agent shall establish a non-interest-bearing bank account at the
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branch  of  Bank  selected  by the Escrow Agent, and bearing the designation set
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forth  on the Information Sheet (heretofore defined as the "BANK ACCOUNT").  The
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purpose  of  the  Bank Account is for (a) the deposit of all subscription monies
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(checks  or  wire  transfers)  which  are  received  by the Placement Agent from
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prospective  purchasers  of  the  Securities  and are delivered by the Placement
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Agent  to  the  Escrow  Agent, (b) the holding of amounts of subscription monies
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which  are  collected  through  the  banking  system and (c) the disbursement of
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collected  funds,  all  as  described  herein.
----------------------------------------------

     On  or  before the date of the initial deposit in the Bank Account pursuant
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to  this Agreement, the Placement Agent shall notify the Escrow Agent in writing
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of  the date of the commencement of the Offering (the "EFFECTIVE DATE"), and the
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Escrow  Agent  shall  not  be  required  to accept any amounts for credit to the
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Escrow  Account  or for deposit in the Bank Account prior to its receipt of such
--------------------------------------------------------------------------------
notification.
-------------

     The  "OFFERING  PERIOD," which shall be deemed to commence on the Effective
     ---------------------------------------------------------------------------
Date, shall consist of the number of calendar days or business days set forth on
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the  Information  Sheet.  The Offering Period shall be extended at the Placement
--------------------------------------------------------------------------------
Agent's  discretion  (an "EXTENSION PERIOD") only if the Escrow Agent shall have
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received  written notice thereof prior to the expiration of the Offering Period.
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The Extension Period, which shall be deemed to commence on the next calendar day
--------------------------------------------------------------------------------
following  the expiration of the Offering Period, shall consist of the number of
--------------------------------------------------------------------------------
calendar days or business days set forth on the Information Sheet.  The last day
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of  the  Offering Period, or the last day of the Extension Period (if the Escrow
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Agent has received written notice thereof as herein above provided), is referred
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to  herein as the "TERMINATION DATE".  Except as provided in Section 4.3 hereof,
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after  the  Termination  Date,  the  Placement  Agent shall not deposit, and the
--------------------------------------------------------------------------------
Escrow  Agent  shall not accept, any additional amounts representing payments by
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prospective  purchasers.
------------------------

     Deposits  to  the  Bank  Account.
     --------------------------------

     The  Placement  Agent shall promptly deliver to the Escrow Agent all monies
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which  it  receives  from prospective purchasers of the Securities, which monies
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shall  be  in  the  form  of  checks  or  wire  transfers, provided however that
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"Cashiers"  checks  and  "Money Orders" must be in amounts greater than $10,000;
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Cashiers  checks  or Money Orders in amounts less than $10,000 shall be rejected
 -------------------------------------------------------------------------------
by the Escrow Agent.  Upon the Escrow Agent's receipt of such monies, they shall
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be  credited  to  the  Escrow  Account. All checks delivered to the Escrow Agent
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shall  be made payable to "CST&T China World Escrow Account."  Any check payable
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other  than  to  the  Escrow  Agent  as required hereby shall be returned to the
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prospective purchaser, or if the Escrow Agent has insufficient information to do
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so,  then to the Placement Agent (together with any Subscription Information, as
--------------------------------------------------------------------------------
defined  below  or  other  documents  delivered  therewith)  by noon of the next
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business day following receipt of such check by the Escrow Agent, and such check
--------------------------------------------------------------------------------
shall  be  deemed not to have been delivered to the Escrow Agent pursuant to the
--------------------------------------------------------------------------------
terms  of  this  Agreement.
---------------------------

     Promptly  after  receiving subscription monies as described in Section 3.1,
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the Escrow Agent shall deposit the same into the Bank Account. Amounts of monies
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so  deposited  are hereinafter referred to as "ESCROW AMOUNTS". The Escrow Agent
--------------------------------------------------------------------------------
shall  cause  the  Bank to process all Escrow Amounts for collection through the
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banking  system.  Simultaneously  with  each  deposit to the Escrow Account, the
--------------------------------------------------------------------------------
Placement  Agent  (or  the  Issuer, if such deposit is made by the Issuer) shall
--------------------------------------------------------------------------------
inform  the  Escrow  Agent  in  writing  of  the  name,  address,  and  the  tax
--------------------------------------------------------------------------------
identification  number of the purchaser, the amount of Securities subscribed for
--------------------------------------------------------------------------------
by  such  purchase,  and  the  aggregate  dollar  amount  of  such  subscription
--------------------------------------------------------------------------------
(collectively,  the  "SUBSCRIPTION  INFORMATION").
--------------------------------------------------

     The  Escrow  Agent shall not be required to accept for credit to the Escrow
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Account or for deposit into the Bank Account checks which are not accompanied by
--------------------------------------------------------------------------------
the  appropriate  Subscription  Information,  which at minimum shall include the
--------------------------------------------------------------------------------
name  address,  tax  identification number and the number of shares/units.  Wire
--------------------------------------------------------------------------------
transfers  representing  payments  by prospective purchasers shall not be deemed
--------------------------------------------------------------------------------
deposited  in  the Escrow Account until the Escrow Agent has received in writing
--------------------------------------------------------------------------------
the  Subscription  Information  required  with  respect  to  such  payments.
----------------------------------------------------------------------------

     The  Escrow Agent shall not be required to accept in the Escrow Account any
     ---------------------------------------------------------------------------
amounts  representing  payments  by  prospective purchasers, whether by check or
--------------------------------------------------------------------------------
wire,  except  during  the  Escrow  Agent's  regular  business  hours.
----------------------------------------------------------------------

     Only  those  Escrow  Amounts, which have been deposited in the Bank Account
     ---------------------------------------------------------------------------
and  which have cleared the banking system and have been collected by the Escrow
--------------------------------------------------------------------------------
Agent,  are  herein  referred  to  as  the  "FUND."
---------------------------------------------------

     If the Offering is terminated before the Termination Date, the Escrow Agent
     ---------------------------------------------------------------------------
shall  refund  any  portion  of  the  Fund  prior to disbursement of the Fund in
--------------------------------------------------------------------------------
accordance with Article 4 hereof upon instructions in writing signed by both the
--------------------------------------------------------------------------------
Issuer  and  the  Placement  Agent.
-----------------------------------

     Disbursement  from  the  Bank  Account.
     --------------------------------------

     Subject  to  Section 4.3 below, if by the close of regular banking hours on
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the  Termination Date the Escrow Agent determines that the amount in the Fund is
 -------------------------------------------------------------------------------
less  than  the  Offering  Amount,  as indicated by the Subscription Information
--------------------------------------------------------------------------------
submitted  to the Escrow Agent, then in either such case, the Escrow Agent shall
--------------------------------------------------------------------------------
promptly  refund  to  each  prospective purchaser the amount of payment received
--------------------------------------------------------------------------------
from  such  purchaser  which is then held in the Fund or which thereafter clears
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the banking system, without interest thereon or deduction there from, by drawing
--------------------------------------------------------------------------------
checks  on  the  Bank  Account for the amounts of such payments and transmitting
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them  to  the  purchasers. In such event, the Escrow Agent shall promptly notify
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the  Issuer  and  the  Placement  Agent  of  its  distribution  of  the  Fund.
------------------------------------------------------------------------------

     Subject  to  Section  4.3  below, if at any time up to the close of regular
     ---------------------------------------------------------------------------
banking  hours  on  the  Termination  Date, the Escrow Agent determines that the
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amount  in the Fund represents the sale of the Offering Amount, the Escrow Agent
--------------------------------------------------------------------------------
shall  promptly  notify  the  Issuer  and  the  Placement  Agent of such fact in
--------------------------------------------------------------------------------
writing. The Escrow Agent shall promptly disburse the Fund, by drawing checks on
--------------------------------------------------------------------------------
the  Bank  Account in accordance with instructions in writing signed by both the
--------------------------------------------------------------------------------
Issuer  and  the  Placement  Agent  as to the disbursement of the Fund, promptly
--------------------------------------------------------------------------------
after  it  receives  such  instructions.
----------------------------------------

     This  Section 4.3 applies only if a Collection Period has been provided for
     ---------------------------------------------------------------------------
by  the  appropriate indication on the Information Sheet. If the Escrow Agent or
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the Placement Agent has on hand at the close of business on the Termination Date
--------------------------------------------------------------------------------
any  uncollected  amounts which when added to the Fund would raise the amount in
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the  Fund to the Offering Amount and result in the Fund representing the sale of
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the Offering Amount, the Collection Period (consisting of the number of business
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days  set  forth  on  the  Information  Sheet)  shall  be utilized to allow such
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uncollected  amounts to clear the banking system.  During the Collection Period,
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the  Placement  Agent  (and  the Issuer) shall not deposit, and the Escrow Agent
--------------------------------------------------------------------------------
shall  not  accept, any additional amounts; provided, however, that such amounts
--------------------------------------------------------------------------------
as were received by the Placement Agent (or the Issuer) by the close of business
--------------------------------------------------------------------------------
on  the  Termination  Date may be deposited with the Escrow Agent by noon of the
--------------------------------------------------------------------------------
next  business  day following the Termination Date.  If at the close of business
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on  the  last  day  of  the  Collection Period an amount sufficient to raise the
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amount  in  the Fund to represent the sale of the Offering Amount shall not have
--------------------------------------------------------------------------------
cleared  the  banking  system, the Escrow Agent shall promptly notify the Issuer
--------------------------------------------------------------------------------
and  the  Placement  Agent in writing of such fact and shall promptly return all
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amounts  then  in  the  Fund, and any amounts which thereafter clear the banking
--------------------------------------------------------------------------------
system,  to  the  prospective  purchasers  as  provided  in  Section 4.2 hereof.
--------------------------------------------------------------------------------
Upon  disbursement  of  the  Fund  pursuant  to the terms of this Article 4, the
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Escrow  Agent  shall  be  relieved  of further obligations and released from all
--------------------------------------------------------------------------------
liability  under  this Agreement.  It is expressly agreed and understood that in
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no  event shall the aggregate amount of payments made by the Escrow Agent exceed
--------------------------------------------------------------------------------
the  amount  of  the  Fund.
---------------------------

     Rights,  Duties  and Responsibilities of Escrow Agent. It is understood and
     -----------------------------------------------------
agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

     The Escrow Agent shall notify the Placement Agent, on a daily basis, of the
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Escrow Amounts which have been deposited in the Bank Account and of the amounts,
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constituting  the  Fund,  which  have  cleared  the banking system and have been
--------------------------------------------------------------------------------
collected  by  the  Escrow  Agent.
----------------------------------

     The Escrow Agent shall not be responsible for or be required to enforce any
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of  the  terms  or  conditions  of  the selling agreement or any other agreement
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between  the  Placement  Agent  and  the  Issuer  nor  shall the Escrow Agent be
--------------------------------------------------------------------------------
responsible  for  the  performance by the Placement Agent or the Issuer of their
--------------------------------------------------------------------------------
respective  obligations  under  this  Agreement.
------------------------------------------------

     The  Escrow  Agent shall not be required to accept from the Placement Agent
     ---------------------------------------------------------------------------
(or  the  Issuer)  any  Subscription  Information  pertaining  to  prospective
--------------------------------------------------------------------------------
purchasers unless such Subscription Information is accompanied by checks or wire
--------------------------------------------------------------------------------
transfers meeting the requirements of Section 3.1, nor shall the Escrow Agent be
--------------------------------------------------------------------------------
required  to  keep records of any information with respect to payments deposited
--------------------------------------------------------------------------------
by the Placement Agent (or the Issuer) except as to the amount of such payments;
--------------------------------------------------------------------------------
however,  the  Escrow Agent shall notify the Placement Agent within a reasonable
--------------------------------------------------------------------------------
time  of  any  discrepancy  between  the  amount  set  forth in any Subscription
--------------------------------------------------------------------------------
Information and the amount delivered to the Escrow Agent therewith.  Such amount
--------------------------------------------------------------------------------
need  not  be  accepted for deposit in the Escrow Account until such discrepancy
--------------------------------------------------------------------------------
has  been  resolved.
--------------------

     The  Escrow  Agent  shall  be  under  no  duty or responsibility to enforce
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collection  of  any  check delivered to it hereunder. The Escrow Agent, within a
--------------------------------------------------------------------------------
reasonable time, shall return to the Placement Agent any check received which is
--------------------------------------------------------------------------------
dishonored,  together  with  the  Subscription  Information,  if  any,  which
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accompanied  such  check.
-------------------------

     If  the  Escrow  Agent is uncertain as to its duties or rights hereunder or
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shall  receive instructions with respect to the Bank Account, the Escrow Amounts
--------------------------------------------------------------------------------
or  the Fund which, in its sole determination, are in conflict either with other
--------------------------------------------------------------------------------
instructions received by it or with any provision of this Agreement, it shall be
--------------------------------------------------------------------------------
entitled to hold the Escrow Amounts, the Fund, or a portion thereof, in the Bank
--------------------------------------------------------------------------------
Account  pending  the  resolution of such uncertainty to the Escrow Agent's sole
--------------------------------------------------------------------------------
satisfaction,  by  final judgment of a court or courts of competent jurisdiction
--------------------------------------------------------------------------------
or  otherwise.
--------------

     The  Escrow  Agent  shall  not  be  liable  for any action taken or omitted
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hereunder, or for the misconduct of any employee, agent or attorney appointed by
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it,  except  in  the  case of willful misconduct or gross negligence. The Escrow
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Agent  shall  be  entitled to consult with counsel of its own choosing and shall
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not be liable for any action taken, suffered or omitted by it in accordance with
--------------------------------------------------------------------------------
the  advice  of  such  counsel.
-------------------------------

     The  Escrow  Agent  shall  have  no responsibility at any time to ascertain
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whether  or  not any security interest exists in the Escrow Amounts, the Fund or
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any part thereof or to file any financing statement under the Uniform Commercial
--------------------------------------------------------------------------------
Code  with  respect  to  the  Fund  or  any  part  thereof.
-----------------------------------------------------

     Amendment;  Resignation  or Removal of Escrow Agent.  This Agreement may be
     ---------------------------------------------------
altered or amended only with the written consent of the Issuer, the Placement Agent and the Escrow Agent. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving written notice of such resignation to the Issuer and the Placement Agent specifying a date when such resignation shall take effect and upon delivery of the Fund to the successor escrow agent designated by the Issuer or the Placement Agent in writing. Such successor Escrow Agent shall become the Escrow Agent hereunder upon the resignation date specified in such notice. If the Company fails to designate a successor Escrow Agent within thirty (30) days after such notice, then the resigning Escrow Agent shall promptly refund the amount in the Fund to each prospective purchaser, without interest thereon or deduction. The Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Fund. The Company shall have the right at any time to remove the Escrow Agent and substitute a new escrow agent by giving notice thereof to the Escrow Agent then acting. Upon its resignation and delivery of the Fund as set forth in this Section 6, the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with the escrow contemplated by this Agreement. Without limiting the provisions of Section 8 hereof, the resigning Escrow Agent shall be entitled to be reimbursed by the Issuer and the Placement Agent for any expenses incurred in connection with its resignation, transfer of the Fund to a successor escrow agent or distribution of the Fund pursuant to this Section 6.

     Representations  and  Warranties. The Issuer and the Placement Agent hereby
     --------------------------------
severally  represent  and  warrant  to  the  Escrow  Agent  that:

     No party other than the parties hereto and the prospective purchasers have,
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or shall have, any lien, claim or security interest in the Escrow Amounts or the
--------------------------------------------------------------------------------
Fund  or  any  part  thereof.
-----------------------------

     No  financing statement under the Uniform Commercial Code is on file in any
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jurisdiction claiming a security interest in or describing (whether specifically
--------------------------------------------------------------------------------
or  generally)  the  Escrow  Amounts  or  the  Fund  or  any  part  thereof.
----------------------------------------------------------------------------

     The Subscription Information submitted with each deposit shall, at the time
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of  submission  and  at  the  time  of the disbursement of the Fund, be deemed a
--------------------------------------------------------------------------------
representation  and warranty that such deposit represents a bona fide payment by
--------------------------------------------------------------------------------
the  purchaser  described therein for the amount of Securities set forth in such
--------------------------------------------------------------------------------
Subscription  Information.
--------------------------

     All  of  the  information  contained in the Information Sheet is, as of the
     ---------------------------------------------------------------------------
date  hereof, and will be, at the time of any disbursement of the Fund, true and
--------------------------------------------------------------------------------
correct.
--------

     Reasonable  controls  have  been  established  and  required  due diligence
     ---------------------------------------------------------------------------
performed  to  comply  with  "Know  Your Customer" regulations, USA Patriot Act,
--------------------------------------------------------------------------------
Office  of  Foreign  Asset  Control (OFAC) regulations and the Bank Secrecy Act.
--------------------------------------------------------------------------------

     Fees  and Expenses.  The Escrow Agent shall be entitled to the Escrow Agent
     ------------------
Fees set forth on the Information Sheet, payable as and when stated therein. In addition, the Issuer and the Placement Agent jointly and severally agree to reimburse the Escrow Agent for any reasonable expenses incurred in connection with this Agreement, including, but not limited to, reasonable counsel fees.

Indemnification  and  Contribution.
----------------------------------

     The  Issuer  and  the  Placement  Agent  (collectively  referred  to as the
     ---------------------------------------------------------------------------
"INDEMNITORS") jointly and severally agree to indemnify the Escrow Agent and its
--------------------------------------------------------------------------------
officers,  directors,  employees, agents and shareholders (collectively referred
--------------------------------------------------------------------------------
to  as  the  "INDEMNITEES") against, and hold them harmless of and from, any and
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all  loss,  liability,  cost,  damage and expense, including without limitation,
--------------------------------------------------------------------------------
reasonable  counsel fees, which the Indemnitees may suffer or incur by reason of
--------------------------------------------------------------------------------
any  action,  claim or proceeding brought against the Indemnitees arising out of
--------------------------------------------------------------------------------
or  relating  in  any  way  to  this  Agreement or any transaction to which this
--------------------------------------------------------------------------------
Agreement  relates, unless such action, claim or proceeding is the result of the
--------------------------------------------------------------------------------
willful  misconduct  or  gross  negligence  of  the  Indemnitees.
-----------------------------------------------------------------

     If  the  indemnification provided for in Section 9.1 is applicable, but for
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any  reason  is  held  to  be unavailable, the Indemnitors shall contribute such
--------------------------------------------------------------------------------
amounts  as  are just and equitable to pay, or to reimburse the Indemnitees for,
--------------------------------------------------------------------------------
the  aggregate  of any and all losses, liabilities, costs, damages and expenses,
--------------------------------------------------------------------------------
including  counsel  fees, actually incurred by the Indemnitees as a result of or
--------------------------------------------------------------------------------
in  connection  with, and any amount paid in settlement of, any action, claim or
--------------------------------------------------------------------------------
proceeding  arising out of or relating in any way to any actions or omissions of
--------------------------------------------------------------------------------
the  Indemnitors.
-----------------

     The  provisions  of  this  Article  9 shall survive any termination of this
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Agreement,  whether by disbursement of the Fund, resignation of the Escrow Agent
--------------------------------------------------------------------------------
or  otherwise.
--------------

     Termination  of  Agreement.  This  Agreement  shall  terminate on the final
     --------------------------
disposition of the Fund pursuant to Section 4, provided that the rights of the Escrow Agent and the obligations of the other parties hereto under Section 9 shall survive the termination hereof and the resignation or removal of the Escrow Agent.

     Governing  Law  and  Assignment.  This  Agreement  shall  be  construed  in
     -------------------------------
accordance with and governed by the laws of the State of New York, without regard to the conflicts of laws principles thereof, and shall be binding, upon the parties hereto and their respective successors and assigns; provided,
                                                                       --------
however,  that  any assignment or transfer by any party of its rights under this
-------
Agreement or with respect to the Escrow Amounts or the Fund shall be void as against the Escrow Agent unless (a) written notice thereof shall be given to the Escrow Agent; and (b) the Escrow Agent shall have consented in writing to such assignment or transfer.

     Notices. All notices required to be given in connection with this Agreement
     -------
shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Postal Service, and addressed, if to the Issuer or the Placement Agent, at their respective addresses set forth on the Information Sheet, and if to the Escrow Agent, at its address set forth above, to the attention of the Trust Department.

     Severability. If any provision of this Agreement or the application thereof
     ------------
to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

     Execution  in  Several  Counterparts.  This  Agreement  may  be executed in
     ------------------------------------
several counterparts or by separate instruments and by facsimile transmission, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

     Entire  Agreement.  This Agreement constitutes the entire agreement between
     -----------------
the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection therewith.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


CONTINENTAL  STOCK  TRANSFER  &  TRUST  COMPANY

By:  ______________________________

     Name:  _______________________

     Title: _______________________


CHINA  WORLD  TRADE  CORPORATION

By:  ______________________________

     Name:  _______________________

     Title: _______________________


DUNCAN  CAPITAL

By:  ______________________________

     Name:  _______________________

     Title: _______________________

                                    EXHIBIT A
                       ESCROW AGREEMENT INFORMATION SHEET